                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               JTS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                JTS CORPORATION
                             166 BAYPOINTE PARKWAY
                           SAN JOSE, CALIFORNIA 95134

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 24, 1997

TO THE STOCKHOLDERS OF JTS CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of JTS Corporation, a Delaware corporation (the "Company"), will be held on Monday, November 24, 1997 at 10:00 a.m. (local time) at 166 Baypointe Parkway, San Jose, California 95134, for the following purposes:

     1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 250,000,000 shares to 500,000,000 shares.

     2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to permit holders of not less than 25% of the outstanding voting power of the Company to call a special meeting of stockholders.

     3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on October 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Joseph Prezioso
                                          Chief Financial Officer and Secretary

San Jose, California
October 28, 1997

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                JTS CORPORATION
                             166 BAYPOINTE PARKWAY
                           SAN JOSE, CALIFORNIA 95134
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      FOR SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 24, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of JTS Corporation, a Delaware corporation ("JTS" or the "Company"), for use at the Special Meeting of Stockholders to be held on Monday, November 24, 1997, at 10:00 a.m. (local time) (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's principal executive office located at 166 Baypointe Parkway, San Jose, California 95134. The Company intends to mail this proxy statement and accompanying proxy card on or about October 28, 1997 to all stockholders entitled to vote at the Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on October 15, 1997 will be entitled to notice of and to vote at the Special Meeting. At the close of business on October 15, 1997, the Company had outstanding and entitled to vote 10,286 shares of Series D Convertible Preferred Stock and
[          ] shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 166 Baypointe Parkway, San Jose, California 95134, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than Friday, January 29, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting of Stockholders.

                                   PROPOSAL 1

      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") to increase the Company's authorized number of shares of Common Stock from 250,000,000 shares to 500,000,000 shares.

     On September 25, 1997, the Company, Amber Arbitrage LDC ("Amber") and certain members of management of the Company (the "Management Investors"; Amber and the Management Investors shall be collectively referred to herein as the "Purchasers") entered into a securities purchase agreement (the "Securities Purchase Agreement") relating to a proposed financing (the "Series D Financing") of the Company, consisting of an aggregate of 28,802 shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") of the Company at a purchase price of $875 per share, or an aggregate purchase price of $25,201,750. Each share of Series D Preferred Stock is convertible by the holder thereof into 5,000 shares of Common Stock by the payment of additional consideration equal to $.65625 per share of Common Stock issuable upon such conversion, subject to adjustment for stock splits and similar events. In the event that after July 9, 1998, there are insufficient shares of Common Stock available for issuance upon conversion of the Series D Preferred Stock, the holders of Series D Preferred Stock may convert the Series D Preferred Stock without payment of the additional consideration. In addition, the Series D Preferred Stock are subject to certain redemption and cashless exercise provisions.

     On September 26, 1997, the closing of the Series D Financing occurred, pursuant to which the purchase price for the Series D Preferred Stock as well as certificates representing the Series D Preferred Stock were deposited in escrow (the "Escrow") with Cooley Goodward, LLP, as escrow agent (the "Escrow Agent"), pursuant to an Escrow Agreement (the "Escrow Agreement") among Amber, the Management Investors, the Company and the Escrow Agent. Pursuant to the Escrow Agreement, the funds in the Escrow are the property of the Purchasers and the Series D Preferred Stock in the Escrow are the property of the Company, in each case until delivered pursuant to the Escrow Agreement by the Escrow Agent upon the instruction of a representative designated by a majority in interest of the Purchasers, who shall have sole discretion to cause the delivery of such funds and shares at any time until May 31, 1998. Notwithstanding the foregoing, prior to the expiration or early termination of the statutory waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976 with respect to the purchase and sale contemplated in the Securities Purchase Agreement, the Escrow Agent shall not be permitted to deliver to the Company any of the funds or deliver to the Purchasers any of the shares unless there remains in the Escrow an aggregate of $6,714,750 and 7,675 Series D Shares. Immediately after the entering into of the Escrow Agreement $9,000,250 aggregate amount of purchase price was delivered to the Company from the Escrow, and 10,286 Series D Shares were delivered to the Purchasers from the Escrow.

     The Series D Preferred Stock subject to the Securities Purchase Agreement is convertible into an aggregate of 144,010,000 shares of Common Stock. The Company has informed the Purchasers that as of September 26, 1997, there were only 63,295,773 shares of Common Stock available for issuance upon conversion of Series D Preferred Stock. Pursuant to the Securities Purchase Agreement, the Company agreed to hold its 1998 annual meeting of stockholders no later than July 9, 1998 and to hold a special meeting of stockholders by November 30, 1997 (unless the proxy statement relating to such meeting is reviewed by the

Securities and Exchange Commission, in which case the length of time of such review shall be added to the above date) and to propose at such special meeting and every special or annual meeting thereafter until adopted, an amendment (the "Amendment") to the Certificate of Incorporation of the Company, raising the number of authorized shares of Common Stock to at least the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock.

     The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Amendment and issuance of the Common Stock would not affect the rights of the holders of the currently outstanding Common Stock and outstanding Series C Convertible Preferred Stock and Series D Preferred Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and the voting rights of current holders of Common Stock. If the Amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Amended and Restated Certificate with the Secretary of State of the State of Delaware.

     The Certificate of Amendment would change paragraph A of Article IV of the Amended and Restated Certificate to read in its entirety as follows:

        "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Five Hundred Ten Million (510,000,000) shares. Five Hundred Million (500,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Ten Million (10,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001)."

     In addition to the 158,125,559 shares of Common Stock outstanding at September 30, 1997, the Board had reserved as of such date: (i) 12,975,194 shares for issuance upon exercise of options and rights granted under the Company's Amended and Restated 1995 Stock Option Plan, (ii) 2,291,061 shares issuable upon exercise of warrants currently held by GFL Advantage Fund Limited and Genesee Fund Limited -- Portfolio B, (iii) approximately 10,000,000 shares of Common Stock issuable upon conversion of all of the outstanding Series C Preferred Stock and any payments of dividends on any outstanding shares of Series C Preferred Stock in Common Stock, (iv) approximately 2,600,000 shares of Common Stock issuable upon conversion of the Company's 5 1/4% Convertible Subordinated Debentures, (v) 500,000 shares of Common Stock for issuance upon option grants under the 1996 Non-Employee Directors' Stock Option Plan, and (vi) approximately 587,500 shares of Common Stock issuable upon the exercise of warrants currently held by Lunenberg S.A., Silicon Valley Bank, Wharton Capital Corporation and Adaptec, Inc. The remaining approximately 63,295,773 shares of Common Stock are reserved for issuance upon conversion of shares of Series D Preferred Stock.

     The Board of Directors desires to have a portion of such shares available for issuance upon conversion of the Series D Preferred Stock pursuant to the obligations of the Company under the Securities Purchase Agreement and to provide additional flexibility to use its capital stock for business and financial purposes in the future. At present, the Board of Directors has no other plans to issue additional shares of Common Stock. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     The affirmative vote of the holders of a majority of the outstanding voting power of the Company will be required to approve this amendment to the Amended and Restated Certificate. As a result, abstentions and broker non-votes will have the same effect as negative votes. The holders of outstanding shares of Series D Preferred Stock shall vote as a class with the holders of shares of Common Stock on an as-converted basis.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

                                   PROPOSAL 2

     APPROVAL OF STOCKHOLDER RIGHT TO CALL SPECIAL MEETING OF STOCKHOLDERS

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Amended and Restated Certificate to permit holders of not less than twenty-five percent (25%) of the outstanding voting power of the Company to call a special meeting of the stockholders. At present, the Amended and Restated Certificate does not permit stockholders to call a special meeting. The Board of Directors wishes to amend the Amended and Restated Certificate to provide such right in order to enhance the stockholders' ability to submit matters to the vote of the stockholders pursuant to the obligations of the Company in the Securities Purchase Agreement. Such matters might include, without limitation, the election of new members to the Board of Directors and the amendment of the Amended and Restated Certificate.

     The stockholders of the Company should be aware that approval of this proposal could facilitate future efforts to effect a change in control of the Company.

     If the amendment is adopted, it will become effective upon filing a Certificate of Amendment of the Amended and Restated Certificate with the Delaware Secretary of State. The amendment would change paragraph B(4) of
Article IV of the Amended and Restated Certificate to read in its entirety as follows:

        "(4) Special meetings of the stockholders of the corporation may be called for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by two
        (2) directors, or (iv) by the holders of shares entitled to cast not less than 25% of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix."

     The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power of the Company will be required to approve this amendment to the Amended and Restated Certificate. As a result, abstentions and broker non-votes will have the same effect as negative votes. The holders of outstanding shares of Series D Preferred Stock shall vote as a class with the holders of shares of Common Stock on an as-converted basis.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock and Series D Preferred Stock as of September 30, 1997 by: (i) each director of the Company; (ii) certain executive officers of the Company; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock or Series D Preferred Stock.

                               NUMBER OF SHARES
                               OF COMMON STOCK    PERCENT OF TOTAL   NUMBER OF SHARES OF SERIES    PERCENT OF TOTAL
                                 BENEFICIALLY       BENEFICIALLY          D PREFERRED STOCK          BENEFICIALLY
      BENEFICIAL OWNER             OWNED(1)           OWNED(1)          BENEFICIALLY OWNED(1)          OWNED(1)
-----------------------------  ----------------   ----------------   ---------------------------   ----------------
Amber Arbitrage LDC(2).......     55,748,604            28.0%                   8,163                    79,4%
  c/o Custom House Fund
  Management Limited
  31 Kildare Street
  Dublin 2, Ireland
Jack Tramiel(3)..............     18,727,713            11.4%                   1,225                    11.9%
  18331 Lexington Drive
  Monte Sereno, CA 95030
Sirjang L. Tandon(4).........     11,841,673             7.3%                     816                     7.9%
David T. Mitchell(5).........      4,628,529             2.9%                      82                  *
Jean D. Deleage(6)...........      3,937,500             2.5%                      --                      --
Lip-Bu Tan(7)................      1,531,973               *                       --                      --
Steven L. Kaczeus(8).........        468,949               *                       --                      --
Kenneth D. Wing(9)...........        383,334               *                       --                      --
Roger W. Johnson(10).........         28,500               *                       --                      --
Joseph A. Prezioso(11).......         18,333               *                       --                      --
All current directors and
  executive officers as a
  group (9 persons)(12)......     41,566,504            25.8                    2,123                    20.6%

---------------

  *  Less than one percent.

 (1) Applicable percentage of ownership of Common Stock is based upon 158,125,559 shares of Common Stock outstanding at September 30, 1997. Applicable percentage of ownership of Series D Preferred Stock is based upon 10,286 shares of Series D Preferred Stock released from Escrow to the Purchasers by the Escrow Agent as of September 30, 1997. Pursuant to the terms of the Securities Purchase Agreement and the Escrow Agreement, an aggregate of 28,802 shares of Series D Preferred Stock were issued by the Company and deposited in Escrow. Pursuant to the terms of the Escrow Agreement, the funds in the Escrow are the property of the Purchasers and the shares of Series D Preferred Stock are the property of the Company, in each case, until delivered pursuant to the Escrow Agreement by the Escrow Agent upon the instruction of a representative designated by a majority in interest of the Purchasers, who shall have sole discretion to cause the delivery of such funds and shares at any time until May 31, 1998. Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes sole or shared voting or investment power with respect to shares shown as beneficially owned except as otherwise set forth herein. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of common stock of the person holding such options, but are not deemed outstanding for computing the percentage ownership of Common Stock of any other person. Shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock shall be deemed to be outstanding for computing the percentage ownership of the person holding such shares of Series D Preferred Stock, but are not deemed outstanding for computing the percentage ownership of any other person.

 (2) Beneficial ownership of Common Stock does not include 30,000,016 shares of Common Stock over which Amber has shared voting power pursuant to the terms of an irrevocable proxy (the "Series D Proxy") granted to a designee of Amber by certain stockholders of the Company. Beneficial ownership of Series D Preferred Stock does not include approximately 4,496 shares of Series D Preferred Stock currently held in Escrow. Pursuant to the terms of the Escrow Agreement, the funds in the Escrow are the property of Amber and the other purchasers of Series D Preferred Stock and the shares of Series D Preferred Stock in the Escrow are the property of the Company, in each case until delivered pursuant to the Escrow Agreement by the Escrow Agent upon the instruction of a representative designated by a majority in interest of the Purchasers, who shall have sole discretion to cause the delivery of such funds and shares at any time until May 31, 1998. The approximately 4,496 shares of Series D Preferred Stock represents 22,480,773 shares of Common Stock which is the maximum number of shares of Common Stock attributable to Amber that can be issued to Amber prior to stockholder approval of the Amendment upon conversion of shares of Series D Preferred Stock held in Escrow.

 (3) Includes 11,597,315 shares held by Mr. Tramiel's wife which are subject to the Series D Proxy. Also includes 279,690 shares held by Mr. Tramiel's wife as trustee of trusts for the benefit of Mr. Tramiel's minor grandchildren. The remaining 707,611 shares are held directly by Mr. Tramiel and are subject to the Series D Proxy.

 (4) Includes 2,411,673 shares of Common Stock held by Lunenberg S.A. which are subject to the Series D Proxy. Sirjang L. Tandon, a director of JTS, may have shared voting power over the shares held by Lunenberg S.A. Also includes 4,350,000 shares of Common Stock held by the Tandon Family Partnership, of which Mr. Tandon is a general partner. Such 4,350,000 shares of Common Stock are subject to the Series D Proxy. Also includes 1,000,000 shares issuable pursuant to options exercisable within 60 days of September 30, 1997 which are subject to the Series D Proxy. Mr. Tandon disclaims beneficial ownership of the shares held by Lunenberg S.A. and the Tandon Family Partnership except to the extent of his shareholder and proportionate partnership interests therein.

 (5) Consists of 1,208,333 shares issuable pursuant to options exercisable within 60 days of September 30, 1997. Mr. Mitchell and Jintamai K. Mitchell beneficially own 3,010,196 shares of Common Stock as trustees of the Mitchell 1990 Rev. Trust UTA 3390, as amended. 4,010,196 shares of Common Stock are subject to the Series D Proxy.

 (6) Includes 3,896,550 shares and 40,950 shares of Common Stock held by Alta V Limited Partnership and Custom House Partners, respectively. The 3,896,550 shares held by Alta V Limited Partnership are subject to the Series D Proxy. Jean Deleage, a director of JTS, is Vice President of Burr, Egan, Deleage & Co., which is a general partner of Alta V Management Partners, L.P., a general partner of Alta V Limited Partnership, L.P. and Customs House Partners, L.P. Mr. Deleage and the general partners of Alta V Management Partners, L.P. and Customs House Partners disclaim beneficial ownership of such shares except to the extent of their proportionate interests therein.

 (7) Includes 600,000, 300,000, 200,000, 200,000, and 200,000 shares of Common
     Stock held by International Venture Capital Investment Corporation; BI Walden Ventures Kedua Sdn Bhd; Seed Ventures II Limited; OWW Pacrim Investments Ltd.; and OCBC, Wearnes & Walden Investments (Singapore) Ltd., respectively. Lip-Bu Tan, a director of JTS, has investment and voting power with respect to the shares held by each of the foregoing investment funds. Mr. Tan disclaims beneficial ownership of such shares except to the extent of his proportionate partnership interests therein. Also includes 28,981 shares of Common Stock held by the Lip-Bu Tan and Ysa Loo Trust Agreement dated February 2, 1992, 1,496 shares held by Ysa Loo, Mr. Tan's wife, and 1,496 shares held by each of Andrew Tan and Elliot Tan, Mr. Tan's children.

 (8) Includes 208,438 shares issuable pursuant to options exercisable within 60 days of September 30, 1997.

 (9) Includes 202,084 shares issuable pursuant to options exercisable within 60 days of September 30, 1997.

(10) Consists of 25,000 shares issuable pursuant to options exercisable within 60 days of September 30, 1997.

(11) Consists of 18,333 shares issuable pursuant to options exercisable within 60 days of September 30, 1997.

(12) Includes 38,904,316 shares of Common Stock held by executive officers, directors and entities affiliated with certain directors and includes options to purchase 2,662,188 shares of Common Stock held by executive officers and directors that are exercisable within 60 days of September 30, 1997. See footnotes (3) through (11).

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Joseph A. Prezioso

San Jose, California
October 28, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 2, 1997 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, JTS CORPORATION, 166 BAYPOINTE PARKWAY, SAN JOSE, CALIFORNIA 95134.

                                REVOCABLE PROXY
                                JTS CORPORATION

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 24, 1997

        The undersigned hereby appoints David T. Mitchell and Joseph Prezioso, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of JTS Corporation which the undersigned may be entitled to vote at the Special Meeting of Stockholders of JTS Corporation to be held at 166 Baypointe Parkway, San Jose, California
95134, on Monday, November 24, 1997 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

PROPOSAL 1: To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 250,000,000 to 500,000,000 shares.

                   FOR             AGAINST           ABSTAIN
                   [ ]               [ ]               [ ]

PROPOSAL 2: To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to permit holders of at least 25% of the outstanding voting power of the Company to call a Special Meeting of Stockholders.

                   FOR             AGAINST           ABSTAIN
                   [ ]               [ ]               [ ]


              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
                                           ---

                                                                ----------------
Please be sure to sign and date this Proxy in the box below.    Date
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------Stockholder sign above-----------------Co-holder (if any) sign above------

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   Detach above card, sign, date and mail in postage paid envelope provided.

                                JTS CORPORATION

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  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

        The above signed hereby directs and authorizes said proxies, and each of them, or their substitutes, to vote as specified above with respect to the proposals listed in paragraphs 1 and 2. Unless otherwise specified this proxy will be voted in favor of proposals 1 and 2.

        The above signed hereby acknowledges receipt of (1) Notice of Special Meeting of Stockholders of the Company and (2) accompanying Proxy Statement.

        Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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